EXHIBIT 10.13b

                             ALARON.COM CORPORATION

                        1999 EXECUTIVE STOCK OPTION PLAN


1.       Purpose.

         The purpose of this 1999 Executive Stock Option Plan (the "Plan") of Alaron.com Corporation, a Delaware corporation (the "Company"), is to advance the interests of the Company's stockholders by enhancing the Company's ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing such persons with equity ownership opportunities and performance-based incentives and thereby better aligning the interests of such persons with those of the Company's stockholders. Except where the context otherwise requires, the term "Company' shall include any present or future affiliate corporation of the Company as the term "affiliate" is defined under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

2.       Eligibility.

         All of the Company's executive officers and members of its Board of Directors (the "Board") are eligible to be granted options or other stock-based awards (each, an "Award") under this Plan. Any person who has been granted an Award under this Plan shall be deemed a "Participant".

3.       Administration, Delegation.

         (a) Administration by Board of Directors. This Plan will be construed, administered and interpreted by the Board. The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to this Plan as it shall deem advisable. The Board may correct any defect, supply any omission or reconcile any inconsistency in this Plan or any Award in the manner and to the extent it shall deem expedient to carry this Plan into effect and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board's sole discretion and shall be final and binding on all persons having or claiming any interest in this Plan or in any Award. No director or person acting pursuant to the authority delegated by the Board shall be liable for any action or determination relating to or under this Plan made in good faith.

         (b)      Delegation.

                  (1) Delegation to Executive Officers. To the extent permitted by applicable law, the Board may delegate to one or more executive officers of the Company such power other than the power to make Awards under this Plan as the Board may determine.





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                  (2)  Delegation  to  Committees.  To the extent  permitted  by applicable law, the Board may delegate any or all of its powers under this Plan to one or more committees or subcommittees of the Board (a "Committee"). If and when the shares of common stock of the Company ("Common Shares") are registered under the U.S. Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Board shall appoint one such Committee of not less than two members, each member of which shall be an "outside director" within the meaning of Section 162(m) of the U.S. Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the "Code"), and a "non-employee director" as defined in Rule 16b-3 promulgated under the Exchange Act. Such Committee shall, at a minimum, have the authority to grant Awards to the Company's executive officers.

                  (3) Meaning of Board. All references in this Plan to the "Board" shall mean the Board or a Committee referred to in Section 3(b)(2) or the executive officer referred to in Section 3(b)(3) to the extent that the Board's powers or authority under this Plan have been delegated to such Committee or executive officer.

4.       Stock Available for Awards.

         (a) Number of Common Shares. Subject to adjustment under Section 4(c), Awards may be made under this Plan for up to 350,000 Common Shares. If any Award expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part or results in any Common Shares not being issued, the unused Common Shares covered by such Award shall again be available for the grant of Awards under this Plan, subject, however, in the case of Incentive Stock Options (as hereinafter defined), to any limitation required under the Code. Common Shares issued under this Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

         (b) Per-Participant Limit. Subject to adjustment under Section 4(c), for Awards granted after the Common Shares are registered under the Exchange Act, the maximum number of Common Shares with respect to which an Award may be granted to any Participant under this Plan shall be 35,000 per calendar year. The per-participant limit described in this Section 4(b) shall be construed and applied consistently with Section 162(m) of the Code.

         (c) Adjustment to Common Shares. In the event of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Shares other than a normal cash dividend, (i) the number and class of securities available under this Plan, (ii) the number and class of security and exercise price per share subject to each outstanding Option and (iii) the terms of each other outstanding stock-based Award, shall be appropriately adjusted by the Company (or substituted Awards may be made, if applicable) to the extent the Board shall determine, in good faith, that such an adjustment (or substitution) is necessary and appropriate. If this Section 4(c) applies and Section 7(e)(1) also applies to any event, Section 7(e)(1) shall be applicable to such event and this Section 4(c) shall not be applicable.






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5.       Stock Options.

         (a) General. The Board may from time to time in its sole discretion grant to Participants options ("Options") to purchase Common Shares on the terms and conditions set forth in this Plan and any additional terms and conditions set forth in an agreement entered into between the Company and the recipient of Options. The Board shall determine all rights and obligations relating to Options awarded hereunder including, without limitation, the exercise price of each Option, any vesting applicable to each Option, the conditions and limitations applicable to the exercise of each Option (including conditions relating to applicable securities laws) and whether the Options awarded shall be "incentive stock options" as defined in Section 422 of the Code ("Incentive Stock Options") or Options which are not Incentive Stock Options ("NQOs"). Each Option awarded under this Plan shall entitle the holder thereof the right to purchase one Common Share.

         (b) Incentive Stock Options. Incentive Stock Options shall only be granted to executive officers of the Company and members of the Board who are also employees of the Company and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. If the Board fails to designate any Options awarded hereunder as Incentive Stock Options or NQOs, such Options shall be deemed to be Incentive Stock Options if the terms thereof satisfy the requirements for Incentive Stock Options set forth in the Code. If any Options awarded hereunder fail for any reason to qualify under the Code as Incentive Stock Options, such Options shall be NQOs for purposes hereof notwithstanding any designation to the contrary by the Board. The Company shall have no liability to a Participant or any other party if an Option (or any part thereof) which is intended to be an Incentive Stock Option is not an Incentive Stock Option. Notwithstanding anything contained herein to the contrary, to the extent that the aggregate Fair Market Value (as hereinafter defined) of Common Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under all incentive plans of the Company exceeds $100,000, such Options representing the Fair Market Value of Common Stock in excess of $100,000 shall not be treated as Incentive Stock Options. As used in this Plan, the term "Fair Market Value" shall mean, with respect to Common Shares, the fair market value of Common Shares as determined by the Board in good faith.

         (c) Exercise Price. The Board shall establish the exercise price at the time each Option is granted and specify such price in the Option holder's option agreement. The exercise price shall not be less than the Fair Market Value of a Common Share on the date the Option is granted. Notwithstanding the foregoing, if Incentive Stock Options are granted to a Participant who, at the time of such grant, owns capital stock representing more than 10% of the voting power of all classes of capital stock of the Company, the exercise price of such Incentive Stock Options shall not be less than 110% of the Fair Market Value of the Common Shares to which they relate on the date of grant.

         (d) Duration of Options. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in an option agreement. No Incentive Stock






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Option may be granted hereunder after the expiration of the tenth anniversary of the earlier of the date of adoption of this Plan by the Board or the approval of this Plan by the stockholders of the Company.

         (e) Exercise of Option. Options may be exercised only by delivery to the Company of a written notice of exercise signed by the proper person together with payment in full as specified in Section 5(f) in an amount equal to the exercise price of each Option multiplied by the number of Common Shares to be purchased upon exercise of such Options.

         (f) Payment Upon Exercise. Common Shares purchased upon the exercise of an Option awarded under this Plan shall be paid in the manner set forth in an Option holder's option agreement or as follows:

                  (1) in cash or by check, payable to the order of the Company;

                  (2) to the extent permitted by the Board and explicitly provided in an option agreement (i) by delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price, (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price, (iii) by delivery of Common Shares owned by the Participant valued at their Fair Market Value, which Common Shares were owned by the Participant at least six months prior to such delivery, (iv) by delivery of a promissory note of the Participant to the Company on terms satisfactory to the Board or (v) by payment of such other lawful consideration as the Board may determine; or

                  (3) any combination of the above permitted forms of payment.

6.       Other Stock-Based Awards

         The Board shall have the right to grant other Awards based upon or relating to the Common Shares having such terms and conditions as the Board may determine. Such Awards include, but are not limited to, the grant of Common Shares based upon certain conditions, the grant of securities convertible into Common Shares and the grant of stock appreciation rights.

7.       General Provisions Applicable to Awards.

         (a) Transferability of Awards. Except as the Board may otherwise determine or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution and, during the life of the Participant, shall be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.








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         (b)  Documentation.  Each Award under this Plan shall be evidenced by a written instrument in such form as the Board shall determine. Such written instrument may contain terms and conditions applicable to Awards in addition to those set forth in this Plan.

         (c) Board Discretion. Except as otherwise provided by this Plan, each type of Award may be made alone or in addition or in relation to any other type of Award. The terms of each type of Award need not be identical and the Board need not treat Participants uniformly.

         (d) Termination of Status. The Board shall set forth in a written instrument the effect of the disability, death, resignation, retirement, termination with or without cause or other change in the employment or other status of a Participant on an Award and the extent to which, and the period during which, the Participant, the Participant's legal representative, conservator, guardian or designated beneficiary may exercise rights under the Award.

         (e)      Acquisition Events.

                  (1)      Consequences of Acquisition Events.

                           (A)      Immediately prior to the  occurrence  of  an
 Acquisition Event (as defined below), the following shall occur:

                                    (i) the  exercisability  of all Options then
outstanding which are not exercisable in full immediately prior to the occurrence of the Acquisition Event shall be accelerated so that, immediately prior to the occurrence of the Acquisition Event, 50% of the Common Shares covered by such Option which are not then exercisable shall become fully exercisable in the manner specified in the instrument evidencing the Option; and

                                    (ii)  all  other  stock-based   Awards  then
outstanding shall be accelerated so that immediately prior to the occurrence of the Acquisition Event, 50% of the portion of such stock-based Award which is not then exercisable, realizable or vested shall immediately become exercisable, realizable or vested in full in the manner specified in the instrument evidencing such stock-based Award.

                           (B)  In  addition   to,  and  not  in  lieu  of,  the
provisions of Section 7(e)(1)(A) above, upon the occurrence of an Acquisition Event, the Board may take one of the following actions with respect to the then outstanding Options:

                                    (i)  provide  that all  outstanding  Options
(whether or not then exercisable) shall be assumed, or equivalent Options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof); provided that any such Options substituted for Incentive Stock Options shall satisfy, in the determination of the Board, the requirements of Section 424(a) of the Code;








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                                    (ii)   if  the   acquiring   or   succeeding
corporation is unwilling or unable to provide for the assumption or substitution of Options in accordance with the preceding clause (i) or the preceding clause
(i) is otherwise inappropriate or inapplicable and, if under the terms of the documents governing the Acquisition Event, the holders of Common Shares will receive upon consummation of the Acquisition Event a cash payment for each
Common  Share  surrendered   pursuant  to  such  Acquisition  Event  (the  "Cash
Acquisition Price"), provide that each outstanding Option (whether or not then exercisable) shall terminate upon consummation of such Acquisition Event and any holder thereof shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (A) the Cash Acquisition Price multiplied by the number of Common Shares subject to such outstanding Options (whether or not then exercisable), exceeds (B) the aggregate exercise price of such Options; provided that the cash payment with respect to any Option that is not then exercisable may be held by the Company and distributed to the Participant at such time as such Option, or such portion of such Option, would have otherwise become exercisable; or

                                    (iii)  if  the   acquiring   or   succeeding
corporation is unwilling or unable to provide for the assumption or substitution of Options or for the cash payment of the Options in accordance with the preceding clauses (i) or (ii), respectively, or the preceding clauses (i) or
(ii) are otherwise inappropriate or inapplicable, provide that all outstanding Options (whether or not then exercisable) will become exercisable in full as of a specified time prior to the Acquisition Event and will terminate immediately upon the consummation of such Acquisition Event, except to the extent exercised by the Participants between such specified time and the consummation of such Acquisition Event and provided that the Common Shares issuable upon exercise of any Option that would not otherwise have been exercisable may be subject to a right of repurchase in favor of the Company at a price equal to the exercise price paid by the Participant, which right shall terminate at such time as such Option, or such portion of such Option, would have otherwise become exercisable, and which right shall be evidenced by a stock restriction agreement containing customary terms and conditions as determined by the Board which shall be executed by the Participant as a condition to the exercise of such Option.

                           (C)  In  addition   to,  and  not  in  lieu  of,  the
provisions of Sections 7(e)(1)(A) and (B) above, upon the occurrence of an Acquisition Event, the Board may take any one or more of the following actions with respect to then outstanding Awards: (i) provide that all then unexercised Options (whether or not then exercisable) shall become exercisable in full as of a specified time and (ii) provide that any other stock-based Awards outstanding
(A) shall become exercisable, realizable or vested in full, or shall be free of all conditions or restrictions, as applicable to each such Award, prior to the consummation of the Acquisition Event, or (B) if applicable, shall be assumed, or equivalent Awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof).

                           (D) An "Acquisition Event" shall mean: (i) any merger
or consolidation which results in the voting securities of the Company outstanding immediately prior thereto representing immediately thereafter (either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity) less than 50% of the combined voting power





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of the voting  securities of the Company or such  surviving or acquiring  entity outstanding immediately after such merger or consolidation; (ii) any sale of all or substantially all of the assets of the Company; (iii) the complete liquidation of the Company; or (iv) the acquisition of "beneficial ownership" (as defined in Rule 13d-3 under the Exchange Act) of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities (other than through a merger or consolidation or an acquisition of securities directly from the Company) by any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company.

                  (2) Assumption of Options Upon Certain Events. The Board may grant Awards under this Plan in substitution for stock and stock-based awards held by employees of another corporation who become employees of the Company as a result of a merger or consolidation of the employing corporation with the Company or the acquisition by the Company of property or stock of the employing corporation. The substitute Awards shall be granted on such terms and conditions as the Board considers appropriate.

         (f) Withholding. Each Participant shall pay to the Company, or make provision satisfactory to the Board for payment of, any taxes required by law to be withheld in connection with Awards to such Participant no later than the date of the event creating the tax liability. The Board may allow Participants to satisfy such tax obligations in whole or in part in Common Shares, including Common Shares retained from the Award creating the tax obligation, valued at their Fair Market Value. The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to a Participant.

         (g) Amendment of Award. The Board may amend, modify or terminate any outstanding Award including, but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, or converting an Incentive Stock Option to a NQO, provided that the Participant's consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

         (h) Conditions on Delivery of Stock. The Company will not be obligated to deliver any Common Shares pursuant to this Plan or to remove restrictions from shares previously delivered under this Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company's counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate or such representations or agreements as the Company may consider necessary to satisfy the requirements of any applicable laws, rules or regulations.








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         (i)  Acceleration.  The Board may at any time  provide that any Options shall become immediately exercisable in full or in part or that any other stock-based Awards may become exercisable in full or in part or free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be.

         (j) Reservation of Common Shares. The Company shall at all times during the term of this Plan reserve and keep available such number of Common Shares as will be sufficient to satisfy the Company's obligations under this Plan.

8.       Miscellaneous.

         (a) No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award hereunder and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant.

         (b) No Rights As Stockholder. Subject to the provisions of the applicable Award, no Participant or designated beneficiary shall have any rights as a stockholder with respect to any Common Shares to be distributed with respect to an Award until becoming the record holder of such shares.

         (c) Effective Date and Term of Plan. This Plan shall become effective on the date on which it is adopted by the Board. No Awards shall be granted under this Plan after the completion of ten years from the earlier of (i) the date of adoption of this Plan by the Board or (ii) the date of approval of this Plan by the Company's stockholders, but Awards previously granted may extend beyond that date.

         (d) Amendment of Plan. The Board may amend, suspend or terminate this Plan or any portion thereof at any time, but no amendment may, without further stockholder approval, (a) increase the total number or change the class of shares which may be purchased under this Plan other than as provided in Section 4(c) and Section 7(e), (b) change the period during which Awards may be granted under this Plan or (c) change the class of Participants for which Awards may be granted or exercised; provided that in no event may an outstanding Award be revoked or altered in any manner without the written consent of such Participant if such revocation or alteration would materially and adversely affect the Participant.

         (e) Governing Law. The provisions of this Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware without regard to any applicable conflicts of law.

         (f) Governmental Regulations. This Plan, and the Award and exercise of Options hereunder, shall be subject to all applicable rules and regulations of governmental and other authorities.







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         (g)  Interpretation.  As used herein,  all pronouns  shall  include the masculine, feminine, neuter, singular and plural thereof whenever the context and facts require such construction. Section headings are for convenience of reference only and shall not be used in interpreting the provisions of this Plan.








































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